Exhibit 32.1

Certification of Chief Executive Officer Pursuant to 18 U.S.C. Section 1350 as Adopted
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Bradley J. Horwitz, the President and Chief Executive Officer of Trilogy International Partners Inc. (the “Registrant”), hereby certify, that, to my knowledge:

1.
The Quarterly Report on Form 10-Q for the quarter ended March 31, 2023 (the “Report”) of the Registrant fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: May 11, 2023

Signature: /s/ Bradley J. Horwitz
Bradley J. Horwitz
President and Chief Executive Officer

This certification accompanies the Report pursuant to §906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Registrant for purposes of §18 of the Securities Exchange Act of 1934, as amended.